Trade Payables and Other Current Liabilities - Additional Information (Detail) - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure of maturity analysis for non-derivative financial liabilities [line items]
Trade payable settlement description	The decrease in trade payables for €0.6 million mainly relates to monthly effect in the timing of the expenses associated to preclinical and clinical activities and the related payments.
Decrease in trade payable	€ 600
Decrease on social security, payroll accruals and taxes	200
Increase in other current liabilities	1,900
Current Provision for onerous contracts	256	€ 388	€ 300
Increase in other grant liabilities	€ 900